Exhibit 4.1

ARTHUR J. GALLAGHER & CO.

Officers’ Certificate pursuant to Sections 1.02, 2.01, 3.01 and 3.03 of the Indenture

December 19, 2024

Pursuant to (i) Sections 1.02, 2.01, 3.01 and 3.03 of the Indenture, dated as of May 20, 2021 (the “Indenture”), by and between Arthur J. Gallagher & Co., a Delaware corporation (the “Company”), and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), and (ii) the resolutions duly adopted by the board of directors of the Company, or a duly authorized committee thereof, at meetings duly called and held on March 8, 2021, October 26, 2021 and December 7, 2024 (collectively, the “Resolutions”), each of the undersigned, Douglas K. Howell, in such undersigned’s capacity as Vice President and Chief Financial Officer of the Company, and Seth Diehl, in such undersigned’s capacity as Assistant Secretary and Associate General Counsel- Securities, Governance & Risk of the Company, does hereby certify that:

1. the Company shall create and issue:

(a) $750,000,000 aggregate principal amount of its 4.600% Senior Notes due 2027 (the “Notes due 2027”) with the terms set forth in the form of Note attached hereto as Schedule A and the Indenture;

(b) $750,000,000 aggregate principal amount of its 4.850% Senior Notes due 2029 (the “Notes due 2029”) with the terms set forth in the form of Note attached hereto as Schedule B and the Indenture;

(c) $500,000,000 aggregate principal amount of its 5.000% Senior Notes due 2032 (the “Notes due 2032”) with the terms set forth in the form of Note attached hereto as Schedule C and the Indenture;

(d) $1,500,000,000 aggregate principal amount of its 5.150% Senior Notes due 2035 (the “Notes due 2035”) with the terms set forth in the form of Note attached hereto as Schedule D and the Indenture; and

(e) $1,500,000,000 aggregate principal amount of its 5.550% Senior Notes due 2055 (the “Notes due 2055” and, together with the Notes due 2027, Notes due 2029, Notes due 2032 and Notes due 2035, the “Notes”) with the terms set forth in the form of Note attached hereto as Schedule E and the Indenture;

2. each series of Notes shall be issued in the form of one or more Global Notes which shall represent, and shall be denominated in an aggregate amount equal to the aggregate principal amount of, such series of Notes and shall be registered in the name of The Depository Trust Company or its nominee;

3. the Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the form set forth in the form of Note attached hereto;

4. the corporate trust office of the Trustee in The City of Chicago, State of Illinois is hereby designated and created as the agency of the Company in The City of Chicago, State of Illinois at which both the principal and the interest on the Notes are payable;

5. each undersigned has read the applicable provisions of the Indenture, including all covenants and conditions relating to the authentication of Securities and the definitions relating thereto, and has made such examination or investigation of such corporate records and other documents as such undersigned has deemed necessary to enable such undersigned to express informed opinions as to whether all such covenants and conditions have been complied with; and

6. in the opinion of each undersigned, all conditions provided for in the Indenture for the authentication of the Notes have been complied with.

Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture or the Notes, as the case may be.

[Signature page follows.]

2

IN WITNESS WHEREOF, the undersigned have executed this certificate as of the date first written above.

/s/ Douglas K. Howell
Name:	Douglas K. Howell
Title:	Vice President and Chief Financial Officer

/s/ Seth Diehl
Name: Seth Diehl
Title:	Assistant Secretary and Associate General Counsel-Securities, Governance & Risk

[Signature Page to Officers’ Certificate pursuant to the Indenture]

SCHEDULE A

Form of Note due 2027

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC” OR THE “DEPOSITARY”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY, UNLESS AND UNTIL THIS SECURITY IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM.

No. [ ]	$[ ]

CUSIP No.: 04316J AK5
ISIN: US04316JAK51

Arthur J. Gallagher & Co.

4.600% Senior Notes due 2027

Arthur J. Gallagher & Co., a corporation duly organized and existing under the laws of the State of Delaware (the “Company”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [              ] ($[      ]) on December 15, 2027, and to pay interest on said principal sum from December 19, 2024, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on June 15 and December 15 in each year, commencing June 15, 2025, at the rate of 4.600% per annum until the principal hereof shall have become due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. The interest installment so payable, and punctually paid or duly provided for, on any interest payment date shall, as provided in the Indenture hereinafter referred to, be paid to the person in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be the June 1 or December 1, as the case may be (whether or not a Business Day), next preceding such interest payment date. Any such interest installment not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such regular record date, and may be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered holders of this series of Securities as provided in the Indenture, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months. If interest or principal is payable on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day, as if made on the date such payment was due, and no interest shall accrue on such payment for the period from and after such due date to the date of such payment on the next succeeding Business Day. The principal of and the interest on this Security shall be payable at the office or agency of the Company maintained for that purpose in the City of Chicago, State of Illinois, in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered holder at such address as shall appear in the Security Register. This Security shall not be entitled to any benefit under the Indenture, or be valid or become obligatory for any purpose, until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee.

As used herein, “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the Borough of Manhattan, New York City are authorized or obligated by law or executive order to close.

The provisions of this Security are continued on the reverse side hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

ARTHUR J. GALLAGHER & CO.

By:
Name: Douglas K. Howell
Title: Vice President and Chief Financial Officer

By:
Name: Seth Diehl
Title: Assistant Secretary and Associate General Counsel-Securities, Governance & Risk

[Signature Page Global Note due 2027]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein issued under the within-mentioned Indenture.

Dated: December 19, 2024

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., AS TRUSTEE

By:
Authorized Signatory

[Signature Page Global Note due 2027]

(FORM OF REVERSE OF SECURITY)

This Security is one of a duly authorized series of Securities of the Company, all issued or to be issued in one or more series under and pursuant to an Indenture dated as of May 20, 2021, duly executed and delivered by the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as amended and supplemented (the “Indenture”), to which Indenture reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Securities. By the terms of the Indenture, the Securities are issuable in series which may vary as to amount, date of maturity, rate of interest and in other respects as in the Indenture provided. This Security is one of the series designated on the face hereof (the “Securities”) unlimited in aggregate principal amount.

Beneficial interests in this global Security may be held in minimum denominations of $2,000 and integral multiples of $1,000 in excess of $2,000. This global Security shall be exchangeable for Securities in definitive form registered in the names of persons other than the Depository or its nominee only if the Depository notifies the Company that it is unwilling or unable to continue as the Depositary or if at any time such Depositary is no longer registered as a clearing agency or in good standing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other applicable statute and a successor Depositary is not appointed by the Company within 90 days and the Company executes and delivers to the Trustee an Issuer Order that this global Security shall be so exchangeable. To the extent that this global Security is exchangeable pursuant to the preceding sentence, it shall be exchangeable for Securities registered in such names as the Depositary shall direct. Securities represented by this global Security that may be exchanged for Securities in definitive form under the circumstances described in this paragraph shall be exchangeable only for Securities in definitive form issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess of $2,000. Notwithstanding any other provision herein, this global Security may not be transferred except as a whole by the Depositary to a successor or to a nominee of such Depositary or its successor or by a nominee of such Depositary to such Depositary or its successor or to another nominee of such Depositary or its successor.

In case an Event of Default with respect to the Securities shall have occurred and be continuing, the principal of all of the Securities may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The provisions of Section 4.03 and Section 4.04 of the Indenture are to apply to the Securities.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, to enter into a supplemental indenture or indentures for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the holders of Securities of such series under the Indenture; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security affected thereby, (1) change the stated maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable thereon, or reduce the amount of the principal of the Security that would be due and payable upon a declaration of acceleration of the maturity thereof, or adversely affect any right of repayment at the option of the holder of any Security, or reduce the amount of, or postpone the date fixed for, the payment of any sinking fund or analogous obligation, or impair the right to commence suit for the enforcement of any such payment on or after the stated maturity thereof (or, in the case of redemption, on or after the Redemption Date), in each case other than the amendment or waiver in accordance with the terms of the Indenture of any covenant or related definition included pursuant to Section 3.01 of the Indenture that provides for an offer to repurchase any Securities of a series upon a sale of assets or change of control transaction, or (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults hereunder and their consequences) provided for in the Indenture, or (3) modify the percentage of Securities required to consent to any such supplemental indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Outstanding Security affected thereby.

The Indenture also contains provisions permitting the holders of not less than a majority in principal amount of Outstanding Securities of any series to waive, on behalf of the holders of all the Securities of such series, any past default under the Indenture with respect to such series and its consequences, except a default (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or (2) in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the holder of each Outstanding Security of such series affected. Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose under the Indenture.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times and place and at the rate and in the money herein prescribed.

The Securities are issuable as registered Securities without coupons.

The Securities shall be in minimum denominations of $2,000 and integral multiples of $1,000 in excess of $2,000. Securities may be exchanged, upon presentation thereof for that purpose, at the office or agency of the Company in the City of Chicago, State of Illinois, for other Securities of authorized denominations, and for a like aggregate principal amount and series, and upon payment of a sum sufficient to cover any tax or other governmental charge in relation thereto.

The Securities may be redeemed, in whole and not in part, at the option of the Company, by providing notice of such redemption to the holders of the Securities, within 30 days following a Transaction Termination Event, at a redemption price equal to 101% of the aggregate principal amount of the Securities, plus accrued and unpaid interest on the Securities, if any, to, but excluding, the redemption date. If within 30 days after the occurrence of a Transaction Termination Event, the Company elects not to redeem the Securities, or if the Company notifies holders of its election to redeem the Securities within such 30-day period but does not consummate the redemption on the date fixed for such redemption, the interest rate on the Securities shall increase by 2.50% beginning on (and including) the first day of the interest period following the interest period in which the Transaction Termination Event occurred until the maturity date of the Securities. If the interest rate on the Securities is increased as described in this paragraph, the term “interest,” as used with respect to the Securities, shall be deemed to include any such additional interest unless the context otherwise requires. Neither the Trustee nor the Paying Agent shall be responsible for monitoring whether the interest rate for the Securities has, or should have, increased, and in all cases, the Trustee shall be fully protected in relying upon notification by the Company to the Trustee of any such change in the interest rate.

A Transaction Termination Event will have occurred if (1) on or prior to March 9, 2026 (the “Transaction Deadline”), (a) the acquisition by the Company of all of the issued and outstanding stock of Dolphin TopCo, Inc. (the “Transaction”) is not consummated, or (b) the Company has publicly announced that the Transaction will not be consummated; or (2) if prior to the Transaction Deadline, the Stock Purchase Agreement, dated as of December 7, 2024 (the “Purchase Agreement”), by and among the Company, The AssuredPartners Group LP and Dolphin TopCo, Inc., is terminated, other than in connection with the consummation of the Transaction, provided, that if the Purchase Agreement is amended to extend the date by which the Transaction must be consummated, the Transaction Deadline will be extended to the same date, but in no event will the Transaction Deadline be extended beyond July 7, 2026. The Trustee shall not be charged with knowledge of, or responsible for monitoring whether, a Transaction Termination Event has occurred.

The Company shall send a notice of redemption to each holder of Securities to be redeemed in connection with a Transaction Termination Event in accordance with the notice delivery procedures of DTC at least 10 days and not more than 60 days prior to the date fixed for redemption, with a copy to the Trustee. Unless the Company defaults on payment of the redemption price, interest shall cease to accrue on the Securities on the redemption date.

The Securities may also be redeemed, in whole at any time or in part from time to time, at the option of the Company, (a) at any time prior to November 15, 2027, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed, and (ii) the sum of the present value of (x) a payment on November 15, 2027 of the principal amount of the Securities to be redeemed and (y) the payment of the remaining scheduled payments through November 15, 2027 of interest on the Securities to be redeemed (exclusive of interest accrued to the date of redemption), discounted to the redemption date, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the applicable Treasury Rate plus 10 basis points, and (b) at any time on or after November 15, 2027, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed, plus, in either case, accrued and unpaid interest, if any, thereon to, but excluding, the redemption date.

“Treasury Rate” means, with respect to any redemption date for the Securities, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate applicable to such redemption shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the applicable Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to November 15, 2027 (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to November 15, 2027 on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate applicable to such redemption based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, November 15, 2027. If there is no United States Treasury security maturing on November 15, 2027 but there are two or more United States Treasury securities with a maturity date equally distant from November 15, 2027, one with a maturity date preceding such date and one with a maturity date following such date, the Company shall select the United States Treasury security with a maturity date preceding November 15, 2027. If there are two or more United States Treasury securities maturing on November 15, 2027 or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices, expressed as a percentage of principal amount, at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company shall send or electronically deliver a notice of redemption to each holder of Securities to be redeemed in connection with any redemption in accordance with the notice delivery procedures of DTC at least 10 days and not more than 60 days prior to the date fixed for redemption, with a copy to the Trustee. Any notice to holders of Securities to be redeemed pursuant to such a redemption shall include the appropriate calculation of the redemption price, but need not include the redemption price itself. The actual redemption price, calculated as described above, must be set forth in an Officers’ Certificate delivered to the Trustee no later than two business days prior to the redemption date. The Trustee shall have no responsibility for the calculation or determination of the redemption price. Unless the Company defaults on payment of the redemption price, interest shall cease to accrue on the Securities to be redeemed or portions thereof called for redemption. If fewer than all of the Securities are to be redeemed, such Securities shall be selected by lot, or for so long as the Securities are held by DTC (or another depositary), in accordance with the applicable procedures of DTC (or other such depositary). Neither the Trustee nor any registrar shall be liable for any such selection.

Except with respect to redemption following a Transaction Termination Event, notice of any redemption of Securities in connection with a transaction or an event may, at the Company’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Company’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the redemption date, or by the redemption date as so delayed. The Company shall provide written notice to the Trustee as soon as practicable but in any event no later than two days prior to the redemption date if any such redemption has been rescinded or delayed, and upon receipt and at the request of the Company, the Trustee shall provide such notice to each holder of the Securities to be redeemed in the same manner in which the notice of redemption was given.

If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Securities as described above, the Company shall make an offer to each holder of the Securities to repurchase all of that holder’s Securities at a repurchase price in cash equal to 101% of the aggregate principal amount of Securities repurchased (such principal amount to be equal to $2,000 or an integral multiple of $1,000 in excess thereof), plus any accrued and unpaid interest on the Securities repurchased to, but excluding, the date of repurchase. Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control, but after the public announcement of the Change of Control, the Company shall send a notice to each holder and the Trustee describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the payment date specified in the notice, which date shall be no earlier than 30 days and no later than 45 days from the date such notice is sent. The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to repurchase is conditioned on the Change of Control Triggering Event occurring on or prior to the payment date specified in the notice.

The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Triggering Event provisions of the Securities, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Triggering Event provisions of the Securities by virtue of such conflict.

On the Change of Control Triggering Event payment date, the Company shall, to the extent lawful (1) accept for payment all Securities or portions of Securities properly tendered pursuant to the Company’s offer; (2) deposit with the Paying Agent an amount equal to the aggregate purchase price in respect of all Securities or portions of Securities properly tendered; and (3) deliver or cause to be delivered to the Trustee, the Securities properly accepted, together with an officers’ certificate stating the aggregate principal amount of Securities being purchased by the Company.

The Paying Agent shall promptly pay, from funds deposited by the Company for such purpose, to each holder of the Securities properly tendered the purchase price for the Securities, and the Trustee shall promptly authenticate and send (or cause to be transferred by book-entry) to each holder a new note equal in principal amount to any unpurchased portion of any Securities surrendered.

The Company shall not be required to make an offer to repurchase the Securities upon a Change of Control Triggering Event if a third party makes an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Securities properly tendered and not withdrawn under its offer.

In addition to the covenants set forth in Article 10 of the Indenture, the Company shall not, and shall not permit any of its subsidiaries to, directly or indirectly, incur or suffer to exist, any Lien, other than a Permitted Lien, securing Debt upon any Capital Stock of any Significant Subsidiary of the Company that is owned, directly or indirectly, by the Company or any of its subsidiaries, in each case whether owned at the date of the original issuance of the Securities or thereafter acquired, unless it has made or will make effective provision whereby the Securities will be secured by such Lien equally and ratably with (or prior to) all other Debt of the Company or any subsidiary secured by such Lien. Any Lien created for the benefit of the holders of the Securities pursuant to the preceding sentence shall provide by its terms that such Lien will be automatically and unconditionally released and discharged upon release and discharge of the Lien.

“Capital Stock” means, with respect to any person, any shares or other equivalents (however designated) of any class of corporate stock or partnership interests or any other participations, rights, warrants, options or other interests in the nature of an equity interest in such person, including, without limitation, preferred stock and any debt security convertible or exchangeable into such equity interest.

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s properties or assets and those of its subsidiaries, taken as a whole, to any “person” or “group” (as those terms are used in Section 13(d) and Section 14(d) of the Exchange Act), other than the Company or one or more of its wholly-owned subsidiaries; (2) the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any person (including any “person” (as that term is used in Section 13(d)(3) of the Exchange Act)) becomes the “beneficial owner” (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of Capital Stock representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Company; or (3) the adoption of a plan relating to the liquidation or dissolution of the Company.

Notwithstanding the foregoing, a transaction shall not be deemed to involve a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the voting Capital Stock of such holding company immediately following that transaction are substantially the same as the holders of the voting Capital Stock of the Company immediately prior to that transaction or (B) immediately following that transaction, no person (including any “person” (as that term is used in Section 13(d)(3) of the Exchange Act)) becomes the “beneficial owner” (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of Capital Stock representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Ratings Decline.

“Debt” means (a) the principal of and premium (if any) in respect of any obligation of such person for money borrowed, and any obligation evidenced by the Securities, debentures, bonds or other similar instruments for the payment of which such person is responsible or liable; (b) all obligations of such person as lessee under leases required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles and leases of property or assets made as part of any sale and leaseback transaction entered into by such person; (c) all obligations of such person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such person and all obligations of such person under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); (d) all obligations of such person for the reimbursement of any obligor on any letter of credit, banker’s acceptance or similar credit transaction; (e) all obligations of the type referred to in clauses (a) through (d) of other persons and all dividends of other persons for the payment of which, in either case, such person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any guarantee; (f) all obligations of the type referred to in clauses (a) through (d) of other persons secured by any Lien on any property of such person (whether or not such obligation is assumed by such person); and (g) to the extent not otherwise included in this definition, hedging obligations of such person.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) (or, in each case, if such Rating Agency ceases to rate the Securities for reasons outside the Company’s control, the equivalent investment grade credit rating from any Rating Agency selected by the Company as a replacement Rating Agency).

“Lien” means, with respect to any property of any person, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property (including any capitalized lease obligation, conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing or any sale and leaseback transaction).

“Moody’s” means Moody’s Investors Service Inc., a subsidiary of Moody’s Corporation, and its successors.

“Permitted Lien” means (i) Liens on the Capital Stock of a Significant Subsidiary to secure Debt incurred to finance the purchase price of such Capital Stock; (ii) Liens on the Capital Stock of a Significant Subsidiary existing at the time such person becomes a Subsidiary, provided that any such Lien is not incurred in anticipation of such person becoming a Subsidiary; and (iii) extensions, renewals, refinancings or replacements of any Lien referred to in the foregoing clauses (i) and (ii); provided, however, that any Liens permitted by any of the foregoing clauses (i) and (ii) shall not extend to or cover any additional Capital Stock of a Significant Subsidiary, other than the property that previously secured such Lien.

“Rating Agency” means: (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act selected by the Company as a replacement agency for Moody’s or S&P, or both, as the case may be.

“Ratings Decline” means at any time during the period commencing on the earlier of, (i) the occurrence of a Change of Control or (ii) public notice of the occurrence of a Change of Control or the intention by the Company to effect a Change of Control, and ending 60 days thereafter (which period shall be extended so long as the rating of the Securities is under publicly announced consideration for a possible downgrade by any of the Rating Agencies) that (a) the rating of the Securities shall be reduced by both Rating Agencies and (b) the Securities shall be rated below Investment Grade by each of the Rating Agencies.

“S&P” means S&P Global Ratings, and its successors.

As provided in the Indenture and subject to certain limitations therein set forth, this Security is transferable by the registered holder hereof on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company in the City of Chicago, State of Illinois, accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Security Registrar duly executed by the registered holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of authorized denominations and for the same aggregate principal amount and series shall be issued to the designated transferee or transferees. No service charge shall be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Security, the Company, the Trustee, any Paying Agent and any Security Registrar for the Securities may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Security shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar for the Securities) for the purpose of receiving payment of or on account of the principal hereof and (subject to Section 3.10 of the Indenture) interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any Paying Agent nor any Security Registrar for the Securities shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of, or the interest on, this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, shareholder, officer or director, as such, past, present or future, of the Company or of any successor Person, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being hereby expressly waived and released as a condition of, and as a consideration for, the issuance hereof.

The Depositary by acceptance of this global Security agrees that it will not sell, assign, transfer or otherwise convey any beneficial interest in this global Security unless such beneficial interest is in an amount equal to an authorized denomination for Securities of this series.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Indenture.

SCHEDULE B

Form of Note due 2029

Schedule B-1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC” OR THE “DEPOSITARY”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY, UNLESS AND UNTIL THIS SECURITY IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM.

No. [ ]	$[ ]

CUSIP No.: 04316J AL3
ISIN: US04316JAL35

Arthur J. Gallagher & Co.

4.850% Senior Notes due 2029

Arthur J. Gallagher & Co., a corporation duly organized and existing under the laws of the State of Delaware (the “Company”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [            ] ($[      ]) on December 15, 2029, and to pay interest on said principal sum from December 19, 2024, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on June 15 and December 15 in each year, commencing June 15, 2025, at the rate of 4.850% per annum until the principal hereof shall have become due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. The interest installment so payable, and punctually paid or duly provided for, on any interest payment date shall, as provided in the Indenture hereinafter referred to, be paid to the person in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be the June 1 or December 1, as the case may be (whether or not a Business Day), next preceding such interest payment date. Any such interest installment not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such regular record date, and may be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered holders of this series of Securities as provided in the Indenture, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months. If interest or principal is payable on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day, as if made on the date such payment was due, and no interest shall accrue on such payment for the period from and after such due date to the date of such payment on the next succeeding Business Day. The principal of and the interest on this Security shall be payable at the office or agency of the Company maintained for that purpose in the City of Chicago, State of Illinois, in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered holder at such address as shall appear in the Security Register. This Security shall not be entitled to any benefit under the Indenture, or be valid or become obligatory for any purpose, until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee.

As used herein, “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the Borough of Manhattan, New York City are authorized or obligated by law or executive order to close.

The provisions of this Security are continued on the reverse side hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

Dated: December 19, 2024

ARTHUR J. GALLAGHER & CO.

By:
Name: Douglas K. Howell
Title: Vice President and Chief Financial Officer

By:
Name: Seth Diehl
Title: Assistant Secretary and Associate General Counsel-Securities, Governance & Risk

[Signature Page Global Note due 2029]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein issued under the within-mentioned Indenture.

Dated: December 19, 2024

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., AS TRUSTEE

By:
Authorized Signatory

[Signature Page Global Note due 2029]

(FORM OF REVERSE OF SECURITY)

This Security is one of a duly authorized series of Securities of the Company, all issued or to be issued in one or more series under and pursuant to an Indenture dated as of May 20, 2021, duly executed and delivered by the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as amended and supplemented (the “Indenture”), to which Indenture reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Securities. By the terms of the Indenture, the Securities are issuable in series which may vary as to amount, date of maturity, rate of interest and in other respects as in the Indenture provided. This Security is one of the series designated on the face hereof (the “Securities”) unlimited in aggregate principal amount.

Beneficial interests in this global Security may be held in minimum denominations of $2,000 and integral multiples of $1,000 in excess of $2,000. This global Security shall be exchangeable for Securities in definitive form registered in the names of persons other than the Depository or its nominee only if the Depository notifies the Company that it is unwilling or unable to continue as the Depositary or if at any time such Depositary is no longer registered as a clearing agency or in good standing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other applicable statute and a successor Depositary is not appointed by the Company within 90 days and the Company executes and delivers to the Trustee an Issuer Order that this global Security shall be so exchangeable. To the extent that this global Security is exchangeable pursuant to the preceding sentence, it shall be exchangeable for Securities registered in such names as the Depositary shall direct. Securities represented by this global Security that may be exchanged for Securities in definitive form under the circumstances described in this paragraph shall be exchangeable only for Securities in definitive form issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess of $2,000. Notwithstanding any other provision herein, this global Security may not be transferred except as a whole by the Depositary to a successor or to a nominee of such Depositary or its successor or by a nominee of such Depositary to such Depositary or its successor or to another nominee of such Depositary or its successor.

In case an Event of Default with respect to the Securities shall have occurred and be continuing, the principal of all of the Securities may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The provisions of Section 4.03 and Section 4.04 of the Indenture are to apply to the Securities.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, to enter into a supplemental indenture or indentures for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the holders of Securities of such series under the Indenture; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security affected thereby, (1) change the stated maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable thereon, or reduce the amount of the principal of the Security that would be due and payable upon a declaration of acceleration of the maturity thereof, or adversely affect any right of repayment at the option of the holder of any Security, or reduce the amount of, or postpone the date fixed for, the payment of any sinking fund or analogous obligation, or impair the right to commence suit for the enforcement of any such payment on or after the stated maturity thereof (or, in the case of redemption, on or after the Redemption Date), in each case other than the amendment or waiver in accordance with the terms of the Indenture of any covenant or related definition included pursuant to Section 3.01 of the Indenture that provides for an offer to repurchase any Securities of a series upon a sale of assets or change of control transaction, or (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults hereunder and their consequences) provided for in the Indenture, or (3) modify the percentage of Securities required to consent to any such supplemental indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Outstanding Security affected thereby.

The Indenture also contains provisions permitting the holders of not less than a majority in principal amount of Outstanding Securities of any series to waive, on behalf of the holders of all the Securities of such series, any past default under the Indenture with respect to such series and its consequences, except a default (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or (2) in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the holder of each Outstanding Security of such series affected. Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose under the Indenture.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times and place and at the rate and in the money herein prescribed.

The Securities are issuable as registered Securities without coupons.

The Securities shall be in minimum denominations of $2,000 and integral multiples of $1,000 in excess of $2,000. Securities may be exchanged, upon presentation thereof for that purpose, at the office or agency of the Company in the City of Chicago, State of Illinois, for other Securities of authorized denominations, and for a like aggregate principal amount and series, and upon payment of a sum sufficient to cover any tax or other governmental charge in relation thereto.

The Securities may be redeemed, in whole and not in part, at the option of the Company, by providing notice of such redemption to the holders of the Securities, within 30 days following a Transaction Termination Event, at a redemption price equal to 101% of the aggregate principal amount of the Securities, plus accrued and unpaid interest on the Securities, if any, to, but excluding, the redemption date. If within 30 days after the occurrence of a Transaction Termination Event, the Company elects not to redeem the Securities, or if the Company notifies holders of its election to redeem the Securities within such 30-day period but does not consummate the redemption on the date fixed for such redemption, the interest rate on the Securities shall increase by 2.50% beginning on (and including) the first day of the interest period following the interest period in which the Transaction Termination Event occurred until the maturity date of the Securities. If the interest rate on the Securities is increased as described in this paragraph, the term “interest,” as used with respect to the Securities, shall be deemed to include any such additional interest unless the context otherwise requires. Neither the Trustee nor the Paying Agent shall be responsible for monitoring whether the interest rate for the Securities has, or should have, increased, and in all cases, the Trustee shall be fully protected in relying upon notification by the Company to the Trustee of any such change in the interest rate.

A Transaction Termination Event will have occurred if: (1) on or prior to March 9, 2026 (the “Transaction Deadline”), (a) the acquisition by the Company of all of the issued and outstanding stock of Dolphin TopCo, Inc. (the “Transaction”) is not consummated, or (b) the Company has publicly announced that the Transaction will not be consummated; or (2) if prior to the Transaction Deadline, the Stock Purchase Agreement, dated as of December 7, 2024 (the “Purchase Agreement”), by and among the Company, The AssuredPartners Group LP and Dolphin TopCo, Inc., is terminated, other than in connection with the consummation of the Transaction, provided, that if the Purchase Agreement is amended to extend the date by which the Transaction must be consummated, the Transaction Deadline will be extended to the same date, but in no event will the Transaction Deadline be extended beyond July 7, 2026. The Trustee shall not be charged with knowledge of, or responsible for monitoring whether, a Transaction Termination Event has occurred.

The Company shall send a notice of redemption to each holder of Securities to be redeemed in connection with a Transaction Termination Event in accordance with the notice delivery procedures of DTC at least 10 days and not more than 60 days prior to the date fixed for redemption, with a copy to the Trustee. Unless the Company defaults on payment of the redemption price, interest shall cease to accrue on the Securities on the redemption date.

The Securities may also be redeemed, in whole at any time or in part from time to time, at the option of the Company, (a) at any time prior to November 15, 2029, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed, and (ii) the sum of the present value of (x) a payment on November 15, 2029 of the principal amount of the Securities to be redeemed and (y) the payment of the remaining scheduled payments through November 15, 2029 of interest on the Securities to be redeemed (exclusive of interest accrued to the date of redemption), discounted to the redemption date, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the applicable Treasury Rate plus 10 basis points, and (b) at any time on or after November 15, 2029, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed, plus, in either case, accrued and unpaid interest, if any, thereon to, but excluding, the redemption date.

“Treasury Rate” means, with respect to any redemption date for the Securities, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate applicable to such redemption shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities— Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the applicable Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to November 15, 2029 (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to November 15, 2029 on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate applicable to such redemption based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, November 15, 2029. If there is no United States Treasury security maturing on November 15, 2029 but there are two or more United States Treasury securities with a maturity date equally distant from November 15, 2029, one with a maturity date preceding such date and one with a maturity date following such date, the Company shall select the United States Treasury security with a maturity date preceding November 15, 2029. If there are two or more United States Treasury securities maturing on November 15, 2029 or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices, expressed as a percentage of principal amount, at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company shall send or electronically deliver a notice of redemption to each holder of Securities to be redeemed in connection with any redemption in accordance with the notice delivery procedures of DTC at least 10 days and not more than 60 days prior to the date fixed for redemption, with a copy to the Trustee. Any notice to holders of Securities to be redeemed pursuant to such a redemption shall include the appropriate calculation of the redemption price, but need not include the redemption price itself. The actual redemption price, calculated as described above, must be set forth in an Officers’ Certificate delivered to the Trustee no later than two business days prior to the redemption date. The Trustee shall have no responsibility for the calculation or determination of the redemption price. Unless the Company defaults on payment of the redemption price, interest shall cease to accrue on the Securities to be redeemed or portions thereof called for redemption. If fewer than all of the Securities are to be redeemed, such Securities shall be selected by lot, or for so long as the Securities are held by DTC (or another depositary), in accordance with the applicable procedures of DTC (or other such depositary). Neither the Trustee nor any registrar shall be liable for any such selection.

Except with respect to redemption following a Transaction Termination Event, notice of any redemption of Securities in connection with a transaction or an event may, at the Company’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Company’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the redemption date, or by the redemption date as so delayed. The Company shall provide written notice to the Trustee as soon as practicable but in any event no later than two days prior to the redemption date if any such redemption has been rescinded or delayed, and upon receipt and at the request of the Company, the Trustee shall provide such notice to each holder of the Securities to be redeemed in the same manner in which the notice of redemption was given.

If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Securities as described above, the Company shall make an offer to each holder of the Securities to repurchase all of that holder’s Securities at a repurchase price in cash equal to 101% of the aggregate principal amount of Securities repurchased (such principal amount to be equal to $2,000 or an integral multiple of $1,000 in excess thereof), plus any accrued and unpaid interest on the Securities repurchased to, but excluding, the date of repurchase. Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control, but after the public announcement of the Change of Control, the Company shall send a notice to each holder and the Trustee describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the payment date specified in the notice, which date shall be no earlier than 30 days and no later than 45 days from the date such notice is sent. The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to repurchase is conditioned on the Change of Control Triggering Event occurring on or prior to the payment date specified in the notice.

The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Triggering Event provisions of the Securities, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Triggering Event provisions of the Securities by virtue of such conflict.

On the Change of Control Triggering Event payment date, the Company shall, to the extent lawful (1) accept for payment all Securities or portions of Securities properly tendered pursuant to the Company’s offer; (2) deposit with the Paying Agent an amount equal to the aggregate purchase price in respect of all Securities or portions of Securities properly tendered; and (3) deliver or cause to be delivered to the Trustee, the Securities properly accepted, together with an officers’ certificate stating the aggregate principal amount of Securities being purchased by the Company.

The Paying Agent shall promptly pay, from funds deposited by the Company for such purpose, to each holder of the Securities properly tendered the purchase price for the Securities, and the Trustee shall promptly authenticate and send (or cause to be transferred by book-entry) to each holder a new note equal in principal amount to any unpurchased portion of any Securities surrendered.

The Company shall not be required to make an offer to repurchase the Securities upon a Change of Control Triggering Event if a third party makes an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Securities properly tendered and not withdrawn under its offer.

In addition to the covenants set forth in Article 10 of the Indenture, the Company shall not, and shall not permit any of its subsidiaries to, directly or indirectly, incur or suffer to exist, any Lien, other than a Permitted Lien, securing Debt upon any Capital Stock of any Significant Subsidiary of the Company that is owned, directly or indirectly, by the Company or any of its subsidiaries, in each case whether owned at the date of the original issuance of the Securities or thereafter acquired, unless it has made or will make effective provision whereby the Securities will be secured by such Lien equally and ratably with (or prior to) all other Debt of the Company or any subsidiary secured by such Lien. Any Lien created for the benefit of the holders of the Securities pursuant to the preceding sentence shall provide by its terms that such Lien will be automatically and unconditionally released and discharged upon release and discharge of the Lien.

“Capital Stock” means, with respect to any person, any shares or other equivalents (however designated) of any class of corporate stock or partnership interests or any other participations, rights, warrants, options or other interests in the nature of an equity interest in such person, including, without limitation, preferred stock and any debt security convertible or exchangeable into such equity interest.

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s properties or assets and those of its subsidiaries, taken as a whole, to any “person” or “group” (as those terms are used in Section 13(d) and Section 14(d) of the Exchange Act), other than the Company or one or more of its wholly-owned subsidiaries; (2) the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any person (including any “person” (as that term is used in Section 13(d)(3) of the Exchange Act)) becomes the “beneficial owner” (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of Capital Stock representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Company; or (3) the adoption of a plan relating to the liquidation or dissolution of the Company.

Notwithstanding the foregoing, a transaction shall not be deemed to involve a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the voting Capital Stock of such holding company immediately following that transaction are substantially the same as the holders of the voting Capital Stock of the Company immediately prior to that transaction or (B) immediately following that transaction, no person (including any “person” (as that term is used in Section 13(d)(3) of the Exchange Act)) becomes the “beneficial owner” (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of Capital Stock representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Ratings Decline.

“Debt” means (a) the principal of and premium (if any) in respect of any obligation of such person for money borrowed, and any obligation evidenced by the Securities, debentures, bonds or other similar instruments for the payment of which such person is responsible or liable; (b) all obligations of such person as lessee under leases required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles and leases of property or assets made as part of any sale and leaseback transaction entered into by such person; (c) all obligations of such person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such person and all obligations of such person under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); (d) all obligations of such person for the reimbursement of any obligor on any letter of credit, banker’s acceptance or similar credit transaction; (e) all obligations of the type referred to in clauses (a) through (d) of other persons and all dividends of other persons for the payment of which, in either case, such person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any guarantee; (f) all obligations of the type referred to in clauses (a) through (d) of other persons secured by any Lien on any property of such person (whether or not such obligation is assumed by such person); and (g) to the extent not otherwise included in this definition, hedging obligations of such person.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) (or, in each case, if such Rating Agency ceases to rate the Securities for reasons outside the Company’s control, the equivalent investment grade credit rating from any Rating Agency selected by the Company as a replacement Rating Agency).

“Lien” means, with respect to any property of any person, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property (including any capitalized lease obligation, conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing or any sale and leaseback transaction).

“Moody’s” means Moody’s Investors Service Inc., a subsidiary of Moody’s Corporation, and its successors.

“Permitted Lien” means (i) Liens on the Capital Stock of a Significant Subsidiary to secure Debt incurred to finance the purchase price of such Capital Stock; (ii) Liens on the Capital Stock of a Significant Subsidiary existing at the time such person becomes a Subsidiary, provided that any such Lien is not incurred in anticipation of such person becoming a Subsidiary; and (iii) extensions, renewals, refinancings or replacements of any Lien referred to in the foregoing clauses (i) and (ii); provided, however, that any Liens permitted by any of the foregoing clauses (i) and (ii) shall not extend to or cover any additional Capital Stock of a Significant Subsidiary, other than the property that previously secured such Lien.

“Rating Agency” means: (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c) (2) (vi) (F) under the Exchange Act selected by the Company as a replacement agency for Moody’s or S&P, or both, as the case may be.

“Ratings Decline” means at any time during the period commencing on the earlier of, (i) the occurrence of a Change of Control or (ii) public notice of the occurrence of a Change of Control or the intention by the Company to effect a Change of Control, and ending 60 days thereafter (which period shall be extended so long as the rating of the Securities is under publicly announced consideration for a possible downgrade by any of the Rating Agencies) that (a) the rating of the Securities shall be reduced by both Rating Agencies and (b) the Securities shall be rated below Investment Grade by each of the Rating Agencies.

“S&P” means S&P Global Ratings, and its successors.

As provided in the Indenture and subject to certain limitations therein set forth, this Security is transferable by the registered holder hereof on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company in the City of Chicago, State of Illinois, accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Security Registrar duly executed by the registered holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of authorized denominations and for the same aggregate principal amount and series shall be issued to the designated transferee or transferees. No service charge shall be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Security, the Company, the Trustee, any Paying Agent and any Security Registrar for the Securities may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Security shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar for the Securities) for the purpose of receiving payment of or on account of the principal hereof and (subject to Section 3.10 of the Indenture) interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any Paying Agent nor any Security Registrar for the Securities shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of, or the interest on, this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, shareholder, officer or director, as such, past, present or future, of the Company or of any successor Person, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being hereby expressly waived and released as a condition of, and as a consideration for, the issuance hereof.

The Depositary by acceptance of this global Security agrees that it will not sell, assign, transfer or otherwise convey any beneficial interest in this global Security unless such beneficial interest is in an amount equal to an authorized denomination for Securities of this series.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Indenture.

SCHEDULE C

Form of Note due 2032

Schedule C-1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC” OR THE “DEPOSITARY”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY, UNLESS AND UNTIL THIS SECURITY IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM.

No. [ ]	$[ ]

CUSIP No.: 04316J AM1

ISIN: US04316JAM18

Arthur J. Gallagher & Co.

5.000% Senior Notes due 2032

Arthur J. Gallagher & Co., a corporation duly organized and existing under the laws of the State of Delaware (the “Company”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [                 ] ($         ) on February 15, 2032, and to pay interest on said principal sum from December 19, 2024, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on February 15 and August 15 in each year, commencing August 15, 2025, at the rate of 5.000% per annum until the principal hereof shall have become due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. The interest installment so payable, and punctually paid or duly provided for, on any interest payment date shall, as provided in the Indenture hereinafter referred to, be paid to the person in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be the February 1 or August 1, as the case may be (whether or not a Business Day), next preceding such interest payment date. Any such interest installment not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such regular record date, and may be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered holders of this series of Securities as provided in the Indenture, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months. If interest or principal is payable on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day, as if made on the date such payment was due, and no interest shall accrue on such payment for the period from and after such due date to the date of such payment on the next succeeding Business Day. The principal of and the interest on this Security shall be payable at the office or agency of the Company maintained for that purpose in the City of Chicago, State of Illinois, in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered holder at such address as shall appear in the Security Register. This Security shall not be entitled to any benefit under the Indenture, or be valid or become obligatory for any purpose, until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee.

As used herein, “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the Borough of Manhattan, New York City are authorized or obligated by law or executive order to close.

The provisions of this Security are continued on the reverse side hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

Dated: December 19, 2024

ARTHUR J. GALLAGHER & CO.

By:
Name: Douglas K. Howell
Title: Vice President and Chief Financial Officer

By:
Name: Seth Diehl
Title: Assistant Secretary and Associate General Counsel-Securities, Governance & Risk

[Signature Page Global Note due 2032]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein issued under the within-mentioned Indenture.

Dated: December 19, 2024

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., AS TRUSTEE

By:
Authorized Signatory

[Signature Page Global Note due 2032]

(FORM OF REVERSE OF SECURITY)

This Security is one of a duly authorized series of Securities of the Company, all issued or to be issued in one or more series under and pursuant to an Indenture dated as of May 20, 2021, duly executed and delivered by the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as amended and supplemented (the “Indenture”), to which Indenture reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Securities. By the terms of the Indenture, the Securities are issuable in series which may vary as to amount, date of maturity, rate of interest and in other respects as in the Indenture provided. This Security is one of the series designated on the face hereof (the “Securities”) unlimited in aggregate principal amount.

Beneficial interests in this global Security may be held in minimum denominations of $2,000 and integral multiples of $1,000 in excess of $2,000. This global Security shall be exchangeable for Securities in definitive form registered in the names of persons other than the Depository or its nominee only if the Depository notifies the Company that it is unwilling or unable to continue as the Depositary or if at any time such Depositary is no longer registered as a clearing agency or in good standing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other applicable statute and a successor Depositary is not appointed by the Company within 90 days and the Company executes and delivers to the Trustee an Issuer Order that this global Security shall be so exchangeable. To the extent that this global Security is exchangeable pursuant to the preceding sentence, it shall be exchangeable for Securities registered in such names as the Depositary shall direct. Securities represented by this global Security that may be exchanged for Securities in definitive form under the circumstances described in this paragraph shall be exchangeable only for Securities in definitive form issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess of $2,000. Notwithstanding any other provision herein, this global Security may not be transferred except as a whole by the Depositary to a successor or to a nominee of such Depositary or its successor or by a nominee of such Depositary to such Depositary or its successor or to another nominee of such Depositary or its successor.

In case an Event of Default with respect to the Securities shall have occurred and be continuing, the principal of all of the Securities may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The provisions of Section 4.03 and Section 4.04 of the Indenture are to apply to the Securities.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, to enter into a supplemental indenture or indentures for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the holders of Securities of such series under the Indenture; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security affected thereby, (1) change the stated maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable thereon, or reduce the amount of the principal of the Security that would be due and payable upon a declaration of acceleration of the maturity thereof, or adversely affect any right of repayment at the option of the holder of any Security, or reduce the amount of, or postpone the date fixed for, the payment of any sinking fund or analogous obligation, or impair the right to commence suit for the enforcement of any such payment on or after the stated maturity thereof (or, in the case of redemption, on or after the Redemption Date), in each case other than the amendment or waiver in accordance with the terms of the Indenture of any covenant or related definition included pursuant to Section 3.01 of the Indenture that provides for an offer to repurchase any Securities of a series upon a sale of assets or change of control transaction, or (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults hereunder and their consequences) provided for in the Indenture, or (3) modify the percentage of Securities required to consent to any such supplemental indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Outstanding Security affected thereby.

The Indenture also contains provisions permitting the holders of not less than a majority in principal amount of Outstanding Securities of any series to waive, on behalf of the holders of all the Securities of such series, any past default under the Indenture with respect to such series and its consequences, except a default (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or (2) in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the holder of each Outstanding Security of such series affected. Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose under the Indenture.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times and place and at the rate and in the money herein prescribed.

The Securities are issuable as registered Securities without coupons.

The Securities shall be in minimum denominations of $2,000 and integral multiples of $1,000 in excess of $2,000. Securities may be exchanged, upon presentation thereof for that purpose, at the office or agency of the Company in the City of Chicago, State of Illinois, for other Securities of authorized denominations, and for a like aggregate principal amount and series, and upon payment of a sum sufficient to cover any tax or other governmental charge in relation thereto.

The Securities may be redeemed, in whole and not in part, at the option of the Company, by providing notice of such redemption to the holders of the Securities, within 30 days following a Transaction Termination Event, at a redemption price equal to 101% of the aggregate principal amount of the Securities, plus accrued and unpaid interest on the Securities, if any, to, but excluding, the redemption date. If within 30 days after the occurrence of a Transaction Termination Event, the Company elects not to redeem the Securities, or if the Company notifies holders of its election to redeem the Securities within such 30-day period but does not consummate the redemption on the date fixed for such redemption, the interest rate on the Securities shall increase by 2.50% beginning on (and including) the first day of the interest period following the interest period in which the Transaction Termination Event occurred until the maturity date of the Securities. If the interest rate on the Securities is increased as described in this paragraph, the term “interest,” as used with respect to the Securities, shall be deemed to include any such additional interest unless the context otherwise requires. Neither the Trustee nor the Paying Agent shall be responsible for monitoring whether the interest rate for the Securities has, or should have, increased, and in all cases, the Trustee shall be fully protected in relying upon notification by the Company to the Trustee of any such change in the interest rate.

A Transaction Termination Event will have occurred if: (1) on or prior to March 9, 2026 (the “Transaction Deadline”), (a) the acquisition by the Company of all of the issued and outstanding stock of Dolphin TopCo, Inc. (the “Transaction”) is not consummated, or (b) the Company has publicly announced that the Transaction will not be consummated; or (2) if prior to the Transaction Deadline, the Stock Purchase Agreement, dated as of December 7, 2024 (the “Purchase Agreement”), by and among the Company, The AssuredPartners Group LP and Dolphin TopCo, Inc., is terminated, other than in connection with the consummation of the Transaction, provided, that if the Purchase Agreement is amended to extend the date by which the Transaction must be consummated, the Transaction Deadline will be extended to the same date, but in no event will the Transaction Deadline be extended beyond July 7, 2026. The Trustee shall not be charged with knowledge of, or responsible for monitoring whether, a Transaction Termination Event has occurred.

The Company shall send a notice of redemption to each holder of Securities to be redeemed in connection with a Transaction Termination Event in accordance with the notice delivery procedures of DTC at least 10 days and not more than 60 days prior to the date fixed for redemption, with a copy to the Trustee. Unless the Company defaults on payment of the redemption price, interest shall cease to accrue on the Securities on the redemption date.

The Securities may also be redeemed, in whole at any time or in part from time to time, at the option of the Company, (a) at any time prior to December 15, 2031, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed, and (ii) the sum of the present value of (x) a payment on December 15, 2031 of the principal amount of the Securities to be redeemed and (y) the payment of the remaining scheduled payments through December 15, 2031 of interest on the Securities to be redeemed (exclusive of interest accrued to the date of redemption), discounted to the redemption date, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the applicable Treasury Rate plus 10 basis points, and (b) at any time on or after December 15, 2031, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed, plus, in either case, accrued and unpaid interest, if any, thereon to, but excluding, the redemption date.

“Treasury Rate” means, with respect to any redemption date for the Securities, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate applicable to such redemption shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities— Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the applicable Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to December 15, 2031 (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to December 15, 2031 on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate applicable to such redemption based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, December 15, 2031. If there is no United States Treasury security maturing on December 15, 2031 but there are two or more United States Treasury securities with a maturity date equally distant from December 15, 2031, one with a maturity date preceding such date and one with a maturity date following such date, the Company shall select the United States Treasury security with a maturity date preceding December 15, 2031. If there are two or more United States Treasury securities maturing on December 15, 2031 or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices, expressed as a percentage of principal amount, at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company shall send or electronically deliver a notice of redemption to each holder of Securities to be redeemed in connection with any redemption in accordance with the notice delivery procedures of DTC at least 10 days and not more than 60 days prior to the date fixed for redemption, with a copy to the Trustee. Any notice to holders of Securities to be redeemed pursuant to such a redemption shall include the appropriate calculation of the redemption price, but need not include the redemption price itself. The actual redemption price, calculated as described above, must be set forth in an Officers’ Certificate delivered to the Trustee no later than two business days prior to the redemption date. The Trustee shall have no responsibility for the calculation or determination of the redemption price. Unless the Company defaults on payment of the redemption price, interest shall cease to accrue on the Securities to be redeemed or portions thereof called for redemption. If fewer than all of the Securities are to be redeemed, such Securities shall be selected by lot, or for so long as the Securities are held by DTC (or another depositary), in accordance with the applicable procedures of DTC (or other such depositary). Neither the Trustee nor any registrar shall be liable for any such selection.

Except with respect to redemption following a Transaction Termination Event, notice of any redemption of Securities in connection with a transaction or an event may, at the Company’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Company’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the redemption date, or by the redemption date as so delayed. The Company shall provide written notice to the Trustee as soon as practicable but in any event no later than two days prior to the redemption date if any such redemption has been rescinded or delayed, and upon receipt and at the request of the Company, the Trustee shall provide such notice to each holder of the Securities to be redeemed in the same manner in which the notice of redemption was given.

If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Securities as described above, the Company shall make an offer to each holder of the Securities to repurchase all of that holder’s Securities at a repurchase price in cash equal to 101% of the aggregate principal amount of Securities repurchased (such principal amount to be equal to $2,000 or an integral multiple of $1,000 in excess thereof), plus any accrued and unpaid interest on the Securities repurchased to, but excluding, the date of repurchase. Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control, but after the public announcement of the Change of Control, the Company shall send a notice to each holder and the Trustee describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the payment date specified in the notice, which date shall be no earlier than 30 days and no later than 45 days from the date such notice is sent. The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to repurchase is conditioned on the Change of Control Triggering Event occurring on or prior to the payment date specified in the notice.

The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Triggering Event provisions of the Securities, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Triggering Event provisions of the Securities by virtue of such conflict.

On the Change of Control Triggering Event payment date, the Company shall, to the extent lawful (1) accept for payment all Securities or portions of Securities properly tendered pursuant to the Company’s offer; (2) deposit with the Paying Agent an amount equal to the aggregate purchase price in respect of all Securities or portions of Securities properly tendered; and (3) deliver or cause to be delivered to the Trustee, the Securities properly accepted, together with an officers’ certificate stating the aggregate principal amount of Securities being purchased by the Company.

The Paying Agent shall promptly pay, from funds deposited by the Company for such purpose, to each holder of the Securities properly tendered the purchase price for the Securities, and the Trustee shall promptly authenticate and send (or cause to be transferred by book-entry) to each holder a new note equal in principal amount to any unpurchased portion of any Securities surrendered.

The Company shall not be required to make an offer to repurchase the Securities upon a Change of Control Triggering Event if a third party makes an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Securities properly tendered and not withdrawn under its offer.

In addition to the covenants set forth in Article 10 of the Indenture, the Company shall not, and shall not permit any of its subsidiaries to, directly or indirectly, incur or suffer to exist, any Lien, other than a Permitted Lien, securing Debt upon any Capital Stock of any Significant Subsidiary of the Company that is owned, directly or indirectly, by the Company or any of its subsidiaries, in each case whether owned at the date of the original issuance of the Securities or thereafter acquired, unless it has made or will make effective provision whereby the Securities will be secured by such Lien equally and ratably with (or prior to) all other Debt of the Company or any subsidiary secured by such Lien. Any Lien created for the benefit of the holders of the Securities pursuant to the preceding sentence shall provide by its terms that such Lien will be automatically and unconditionally released and discharged upon release and discharge of the Lien.

“Capital Stock” means, with respect to any person, any shares or other equivalents (however designated) of any class of corporate stock or partnership interests or any other participations, rights, warrants, options or other interests in the nature of an equity interest in such person, including, without limitation, preferred stock and any debt security convertible or exchangeable into such equity interest.

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s properties or assets and those of its subsidiaries, taken as a whole, to any “person” or “group” (as those terms are used in Section 13(d) and Section 14(d) of the Exchange Act), other than the Company or one or more of its wholly-owned subsidiaries; (2) the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any person (including any “person” (as that term is used in Section 13(d)(3) of the Exchange Act)) becomes the “beneficial owner” (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of Capital Stock representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Company; or (3) the adoption of a plan relating to the liquidation or dissolution of the Company.

Notwithstanding the foregoing, a transaction shall not be deemed to involve a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the voting Capital Stock of such holding company immediately following that transaction are substantially the same as the holders of the voting Capital Stock of the Company immediately prior to that transaction or (B) immediately following that transaction, no person (including any “person” (as that term is used in Section 13(d)(3) of the Exchange Act)) becomes the “beneficial owner” (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of Capital Stock representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Ratings Decline.

“Debt” means (a) the principal of and premium (if any) in respect of any obligation of such person for money borrowed, and any obligation evidenced by the Securities, debentures, bonds or other similar instruments for the payment of which such person is responsible or liable; (b) all obligations of such person as lessee under leases required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles and leases of property or assets made as part of any sale and leaseback transaction entered into by such person; (c) all obligations of such person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such person and all obligations of such person under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); (d) all obligations of such person for the reimbursement of any obligor on any letter of credit, banker’s acceptance or similar credit transaction; (e) all obligations of the type referred to in clauses (a) through (d) of other persons and all dividends of other persons for the payment of which, in either case, such person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any guarantee; (f) all obligations of the type referred to in clauses (a) through (d) of other persons secured by any Lien on any property of such person (whether or not such obligation is assumed by such person); and (g) to the extent not otherwise included in this definition, hedging obligations of such person.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) (or, in each case, if such Rating Agency ceases to rate the Securities for reasons outside the Company’s control, the equivalent investment grade credit rating from any Rating Agency selected by the Company as a replacement Rating Agency).

“Lien” means, with respect to any property of any person, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property (including any capitalized lease obligation, conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing or any sale and leaseback transaction).

“Moody’s” means Moody’s Investors Service Inc., a subsidiary of Moody’s Corporation, and its successors.

“Permitted Lien” means (i) Liens on the Capital Stock of a Significant Subsidiary to secure Debt incurred to finance the purchase price of such Capital Stock; (ii) Liens on the Capital Stock of a Significant Subsidiary existing at the time such person becomes a Subsidiary, provided that any such Lien is not incurred in anticipation of such person becoming a Subsidiary; and (iii) extensions, renewals, refinancings or replacements of any Lien referred to in the foregoing clauses (i) and (ii); provided, however, that any Liens permitted by any of the foregoing clauses (i) and (ii) shall not extend to or cover any additional Capital Stock of a Significant Subsidiary, other than the property that previously secured such Lien.

“Rating Agency” means: (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c) (2) (vi) (F) under the Exchange Act selected by the Company as a replacement agency for Moody’s or S&P, or both, as the case may be.

“Ratings Decline” means at any time during the period commencing on the earlier of, (i) the occurrence of a Change of Control or (ii) public notice of the occurrence of a Change of Control or the intention by the Company to effect a Change of Control, and ending 60 days thereafter (which period shall be extended so long as the rating of the Securities is under publicly announced consideration for a possible downgrade by any of the Rating Agencies) that (a) the rating of the Securities shall be reduced by both Rating Agencies and (b) the Securities shall be rated below Investment Grade by each of the Rating Agencies.

“S&P” means S&P Global Ratings, and its successors.

As provided in the Indenture and subject to certain limitations therein set forth, this Security is transferable by the registered holder hereof on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company in the City of Chicago, State of Illinois, accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Security Registrar duly executed by the registered holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of authorized denominations and for the same aggregate principal amount and series shall be issued to the designated transferee or transferees. No service charge shall be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Security, the Company, the Trustee, any Paying Agent and any Security Registrar for the Securities may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Security shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar for the Securities) for the purpose of receiving payment of or on account of the principal hereof and (subject to Section 3.10 of the Indenture) interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any Paying Agent nor any Security Registrar for the Securities shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of, or the interest on, this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, shareholder, officer or director, as such, past, present or future, of the Company or of any successor Person, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being hereby expressly waived and released as a condition of, and as a consideration for, the issuance hereof.

The Depositary by acceptance of this global Security agrees that it will not sell, assign, transfer or otherwise convey any beneficial interest in this global Security unless such beneficial interest is in an amount equal to an authorized denomination for Securities of this series.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Indenture.

SCHEDULE D

Form of Note due 2035

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC” OR THE “DEPOSITARY”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY, UNLESS AND UNTIL THIS SECURITY IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM.

No. [ ]	$[ ]

CUSIP No.: 04316J AN9

ISIN: US04316JAN90

Arthur J. Gallagher & Co.

5.150% Senior Notes due 2035

Arthur J. Gallagher & Co., a corporation duly organized and existing under the laws of the State of Delaware (the “Company”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [       ] ($[     ]) on February 15, 2035, and to pay interest on said principal sum from December 19, 2024, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on February 15 and August 15 in each year, commencing August 15, 2025, at the rate of 5.150% per annum until the principal hereof shall have become due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. The interest installment so payable, and punctually paid or duly provided for, on any interest payment date shall, as provided in the Indenture hereinafter referred to, be paid to the person in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be the February 1 or August 1, as the case may be (whether or not a Business Day), next preceding such interest payment date. Any such interest installment not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such regular record date, and may be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered holders of this series of Securities as provided in the Indenture, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months. If interest or principal is payable on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day, as if made on the date such payment was due, and no interest shall accrue on such payment for the period from and after such due date to the date of such payment on the next succeeding Business Day. The principal of and the interest on this Security shall be payable at the office or agency of the Company maintained for that purpose in the City of Chicago, State of Illinois, in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered holder at such address as shall appear in the Security Register. This Security shall not be entitled to any benefit under the Indenture, or be valid or become obligatory for any purpose, until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee.

As used herein, “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the Borough of Manhattan, New York City are authorized or obligated by law or executive order to close.

The provisions of this Security are continued on the reverse side hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

Dated: December 19, 2024

ARTHUR J. GALLAGHER & CO.

By:
Name: Douglas K. Howell
Title: Vice President and Chief Financial Officer

By:
Name: Seth Diehl
Title: Assistant Secretary and Associate General Counsel-Securities, Governance & Risk

[Signature Page Global Note due 2035]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein issued under the within-mentioned Indenture.

Dated: December 19, 2024

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., AS TRUSTEE

By:
Authorized Signatory

[Signature Page Global Note due 2035]

(FORM OF REVERSE OF SECURITY)

This Security is one of a duly authorized series of Securities of the Company, all issued or to be issued in one or more series under and pursuant to an Indenture dated as of May 20, 2021, duly executed and delivered by the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as amended and supplemented (the “Indenture”), to which Indenture reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Securities. By the terms of the Indenture, the Securities are issuable in series which may vary as to amount, date of maturity, rate of interest and in other respects as in the Indenture provided. This Security is one of the series designated on the face hereof (the “Securities”) unlimited in aggregate principal amount.

Beneficial interests in this global Security may be held in minimum denominations of $2,000 and integral multiples of $1,000 in excess of $2,000. This global Security shall be exchangeable for Securities in definitive form registered in the names of persons other than the Depository or its nominee only if the Depository notifies the Company that it is unwilling or unable to continue as the Depositary or if at any time such Depositary is no longer registered as a clearing agency or in good standing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other applicable statute and a successor Depositary is not appointed by the Company within 90 days and the Company executes and delivers to the Trustee an Issuer Order that this global Security shall be so exchangeable. To the extent that this global Security is exchangeable pursuant to the preceding sentence, it shall be exchangeable for Securities registered in such names as the Depositary shall direct. Securities represented by this global Security that may be exchanged for Securities in definitive form under the circumstances described in this paragraph shall be exchangeable only for Securities in definitive form issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess of $2,000. Notwithstanding any other provision herein, this global Security may not be transferred except as a whole by the Depositary to a successor or to a nominee of such Depositary or its successor or by a nominee of such Depositary to such Depositary or its successor or to another nominee of such Depositary or its successor.

In case an Event of Default with respect to the Securities shall have occurred and be continuing, the principal of all of the Securities may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The provisions of Section 4.03 and Section 4.04 of the Indenture are to apply to the Securities.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, to enter into a supplemental indenture or indentures for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the holders of Securities of such series under the Indenture; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security affected thereby, (1) change the stated maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable thereon, or reduce the amount of the principal of the Security that would be due and payable upon a declaration of acceleration of the maturity thereof, or adversely affect any right of repayment at the option of the holder of any Security, or reduce the amount of, or postpone the date fixed for, the payment of any sinking fund or analogous obligation, or impair the right to commence suit for the enforcement of any such payment on or after the stated maturity thereof (or, in the case of redemption, on or after the Redemption Date), in each case other than the amendment or waiver in accordance with the terms of the Indenture of any covenant or related definition included pursuant to Section 3.01 of the Indenture that provides for an offer to repurchase any Securities of a series upon a sale of assets or change of control transaction, or (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults hereunder and their consequences) provided for in the Indenture, or (3) modify the percentage of Securities required to consent to any such supplemental indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Outstanding Security affected thereby.

The Indenture also contains provisions permitting the holders of not less than a majority in principal amount of Outstanding Securities of any series to waive, on behalf of the holders of all the Securities of such series, any past default under the Indenture with respect to such series and its consequences, except a default (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or (2) in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the holder of each Outstanding Security of such series affected. Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose under the Indenture.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times and place and at the rate and in the money herein prescribed.

The Securities are issuable as registered Securities without coupons.

The Securities shall be in minimum denominations of $2,000 and integral multiples of $1,000 in excess of $2,000. Securities may be exchanged, upon presentation thereof for that purpose, at the office or agency of the Company in the City of Chicago, State of Illinois, for other Securities of authorized denominations, and for a like aggregate principal amount and series, and upon payment of a sum sufficient to cover any tax or other governmental charge in relation thereto.

The Securities may be redeemed, in whole and not in part, at the option of the Company, by providing notice of such redemption to the holders of the Securities, within 30 days following a Transaction Termination Event, at a redemption price equal to 101% of the aggregate principal amount of the Securities, plus accrued and unpaid interest on the Securities, if any, to, but excluding, the redemption date. If within 30 days after the occurrence of a Transaction Termination Event, the Company elects not to redeem the Securities, or if the Company notifies holders of its election to redeem the Securities within such 30-day period but does not consummate the redemption on the date fixed for such redemption, the interest rate on the Securities shall increase by 2.50% beginning on (and including) the first day of the interest period following the interest period in which the Transaction Termination Event occurred until the maturity date of the Securities. If the interest rate on the Securities is increased as described in this paragraph, the term “interest,” as used with respect to the Securities, shall be deemed to include any such additional interest unless the context otherwise requires. Neither the Trustee nor the Paying Agent shall be responsible for monitoring whether the interest rate for the Securities has, or should have, increased, and in all cases, the Trustee shall be fully protected in relying upon notification by the Company to the Trustee of any such change in the interest rate.

A Transaction Termination Event will have occurred if (1) on or prior to March 9, 2026 (the “Transaction Deadline”), (a) the acquisition by the Company of all of the issued and outstanding stock of Dolphin TopCo, Inc. (the “Transaction”) is not consummated, or (b) the Company has publicly announced that the Transaction will not be consummated; or (2) if prior to the Transaction Deadline, the Stock Purchase Agreement, dated as of December 7, 2024 (the “Purchase Agreement”), by and among the Company, The AssuredPartners Group LP and Dolphin TopCo, Inc., is terminated, other than in connection with the consummation of the Transaction, provided, that if the Purchase Agreement is amended to extend the date by which the Transaction must be consummated, the Transaction Deadline will be extended to the same date, but in no event will the Transaction Deadline be extended beyond July 7, 2026. The Trustee shall not be charged with knowledge of, or responsible for monitoring whether, a Transaction Termination Event has occurred.

The Company shall send a notice of redemption to each holder of Securities to be redeemed in connection with a Transaction Termination Event in accordance with the notice delivery procedures of DTC at least 10 days and not more than 60 days prior to the date fixed for redemption, with a copy to the Trustee. Unless the Company defaults on payment of the redemption price, interest shall cease to accrue on the Securities on the redemption date.

The Securities may also be redeemed, in whole at any time or in part from time to time, at the option of the Company, (a) at any time prior to November 15, 2034, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed, and (ii) the sum of the present value of (x) a payment on November 15, 2034 of the principal amount of the Securities to be redeemed and (y) the payment of the remaining scheduled payments through November 15, 2034 of interest on the Securities to be redeemed (exclusive of interest accrued to the date of redemption), discounted to the redemption date, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the applicable Treasury Rate plus 10 basis points, and (b) at any time on or after November 15, 2034, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed, plus, in either case, accrued and unpaid interest, if any, thereon to, but excluding, the redemption date.

“Treasury Rate” means, with respect to any redemption date for the Securities, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate applicable to such redemption shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities— Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the applicable Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to November 15, 2034 (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to November 15, 2034 on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate applicable to such redemption based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, November 15, 2034. If there is no United States Treasury security maturing on November 15, 2034 but there are two or more United States Treasury securities with a maturity date equally distant from November 15, 2034, one with a maturity date preceding such date and one with a maturity date following such date, the Company shall select the United States Treasury security with a maturity date preceding November 15, 2034. If there are two or more United States Treasury securities maturing on November 15, 2034 or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices, expressed as a percentage of principal amount, at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company shall send or electronically deliver a notice of redemption to each holder of Securities to be redeemed in connection with any redemption in accordance with the notice delivery procedures of DTC at least 10 days and not more than 60 days prior to the date fixed for redemption, with a copy to the Trustee. Any notice to holders of Securities to be redeemed pursuant to such a redemption shall include the appropriate calculation of the redemption price, but need not include the redemption price itself. The actual redemption price, calculated as described above, must be set forth in an Officers’ Certificate delivered to the Trustee no later than two business days prior to the redemption date. The Trustee shall have no responsibility for the calculation or determination of the redemption price. Unless the Company defaults on payment of the redemption price, interest shall cease to accrue on the Securities to be redeemed or portions thereof called for redemption. If fewer than all of the Securities are to be redeemed, such Securities shall be selected by lot, or for so long as the Securities are held by DTC (or another depositary), in accordance with the applicable procedures of DTC (or other such depositary). Neither the Trustee nor any registrar shall be liable for any such selection.

Except with respect to redemption following a Transaction Termination Event, notice of any redemption of Securities in connection with a transaction or an event may, at the Company’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Company’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the redemption date, or by the redemption date as so delayed. The Company shall provide written notice to the Trustee as soon as practicable but in any event no later than two days prior to the redemption date if any such redemption has been rescinded or delayed, and upon receipt and at the request of the Company, the Trustee shall provide such notice to each holder of the Securities to be redeemed in the same manner in which the notice of redemption was given.

If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Securities as described above, the Company shall make an offer to each holder of the Securities to repurchase all of that holder’s Securities at a repurchase price in cash equal to 101% of the aggregate principal amount of Securities repurchased (such principal amount to be equal to $2,000 or an integral multiple of $1,000 in excess thereof), plus any accrued and unpaid interest on the Securities repurchased to, but excluding, the date of repurchase. Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control, but after the public announcement of the Change of Control, the Company shall send a notice to each holder and the Trustee describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the payment date specified in the notice, which date shall be no earlier than 30 days and no later than 45 days from the date such notice is sent. The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to repurchase is conditioned on the Change of Control Triggering Event occurring on or prior to the payment date specified in the notice.

The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Triggering Event provisions of the Securities, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Triggering Event provisions of the Securities by virtue of such conflict.

On the Change of Control Triggering Event payment date, the Company shall, to the extent lawful (1) accept for payment all Securities or portions of Securities properly tendered pursuant to the Company’s offer; (2) deposit with the Paying Agent an amount equal to the aggregate purchase price in respect of all Securities or portions of Securities properly tendered; and (3) deliver or cause to be delivered to the Trustee, the Securities properly accepted, together with an officers’ certificate stating the aggregate principal amount of Securities being purchased by the Company.

The Paying Agent shall promptly pay, from funds deposited by the Company for such purpose, to each holder of the Securities properly tendered the purchase price for the Securities, and the Trustee shall promptly authenticate and send (or cause to be transferred by book-entry) to each holder a new note equal in principal amount to any unpurchased portion of any Securities surrendered.

The Company shall not be required to make an offer to repurchase the Securities upon a Change of Control Triggering Event if a third party makes an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Securities properly tendered and not withdrawn under its offer.

In addition to the covenants set forth in Article 10 of the Indenture, the Company shall not, and shall not permit any of its subsidiaries to, directly or indirectly, incur or suffer to exist, any Lien, other than a Permitted Lien, securing Debt upon any Capital Stock of any Significant Subsidiary of the Company that is owned, directly or indirectly, by the Company or any of its subsidiaries, in each case whether owned at the date of the original issuance of the Securities or thereafter acquired, unless it has made or will make effective provision whereby the Securities will be secured by such Lien equally and ratably with (or prior to) all other Debt of the Company or any subsidiary secured by such Lien. Any Lien created for the benefit of the holders of the Securities pursuant to the preceding sentence shall provide by its terms that such Lien will be automatically and unconditionally released and discharged upon release and discharge of the Lien.

“Capital Stock” means, with respect to any person, any shares or other equivalents (however designated) of any class of corporate stock or partnership interests or any other participations, rights, warrants, options or other interests in the nature of an equity interest in such person, including, without limitation, preferred stock and any debt security convertible or exchangeable into such equity interest.

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s properties or assets and those of its subsidiaries, taken as a whole, to any “person” or “group” (as those terms are used in Section 13(d) and Section 14(d) of the Exchange Act), other than the Company or one or more of its wholly-owned subsidiaries; (2) the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any person (including any “person” (as that term is used in Section 13(d)(3) of the Exchange Act)) becomes the “beneficial owner” (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of Capital Stock representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Company; or (3) the adoption of a plan relating to the liquidation or dissolution of the Company.

Notwithstanding the foregoing, a transaction shall not be deemed to involve a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the voting Capital Stock of such holding company immediately following that transaction are substantially the same as the holders of the voting Capital Stock of the Company immediately prior to that transaction or (B) immediately following that transaction, no person (including any “person” (as that term is used in Section 13(d)(3) of the Exchange Act)) becomes the “beneficial owner” (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of Capital Stock representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Ratings Decline.

“Debt” means (a) the principal of and premium (if any) in respect of any obligation of such person for money borrowed, and any obligation evidenced by the Securities, debentures, bonds or other similar instruments for the payment of which such person is responsible or liable; (b) all obligations of such person as lessee under leases required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles and leases of property or assets made as part of any sale and leaseback transaction entered into by such person; (c) all obligations of such person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such person and all obligations of such person under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); (d) all obligations of such person for the reimbursement of any obligor on any letter of credit, banker’s acceptance or similar credit transaction; (e) all obligations of the type referred to in clauses (a) through (d) of other persons and all dividends of other persons for the payment of which, in either case, such person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any guarantee; (f) all obligations of the type referred to in clauses (a) through (d) of other persons secured by any Lien on any property of such person (whether or not such obligation is assumed by such person); and (g) to the extent not otherwise included in this definition, hedging obligations of such person.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) (or, in each case, if such Rating Agency ceases to rate the Securities for reasons outside the Company’s control, the equivalent investment grade credit rating from any Rating Agency selected by the Company as a replacement Rating Agency).

“Lien” means, with respect to any property of any person, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property (including any capitalized lease obligation, conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing or any sale and leaseback transaction).

“Moody’s” means Moody’s Investors Service Inc., a subsidiary of Moody’s Corporation, and its successors.

“Permitted Lien” means (i) Liens on the Capital Stock of a Significant Subsidiary to secure Debt incurred to finance the purchase price of such Capital Stock; (ii) Liens on the Capital Stock of a Significant Subsidiary existing at the time such person becomes a Subsidiary, provided that any such Lien is not incurred in anticipation of such person becoming a Subsidiary; and (iii) extensions, renewals, refinancings or replacements of any Lien referred to in the foregoing clauses (i) and (ii); provided, however, that any Liens permitted by any of the foregoing clauses (i) and (ii) shall not extend to or cover any additional Capital Stock of a Significant Subsidiary, other than the property that previously secured such Lien.

“Rating Agency” means: (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c) (2) (vi) (F) under the Exchange Act selected by the Company as a replacement agency for Moody’s or S&P, or both, as the case may be.

“Ratings Decline” means at any time during the period commencing on the earlier of, (i) the occurrence of a Change of Control or (ii) public notice of the occurrence of a Change of Control or the intention by the Company to effect a Change of Control, and ending 60 days thereafter (which period shall be extended so long as the rating of the Securities is under publicly announced consideration for a possible downgrade by any of the Rating Agencies) that (a) the rating of the Securities shall be reduced by both Rating Agencies and (b) the Securities shall be rated below Investment Grade by each of the Rating Agencies.

“S&P” means S&P Global Ratings, and its successors.

As provided in the Indenture and subject to certain limitations therein set forth, this Security is transferable by the registered holder hereof on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company in the City of Chicago, State of Illinois, accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Security Registrar duly executed by the registered holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of authorized denominations and for the same aggregate principal amount and series shall be issued to the designated transferee or transferees. No service charge shall be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Security, the Company, the Trustee, any Paying Agent and any Security Registrar for the Securities may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Security shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar for the Securities) for the purpose of receiving payment of or on account of the principal hereof and (subject to Section 3.10 of the Indenture) interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any Paying Agent nor any Security Registrar for the Securities shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of, or the interest on, this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, shareholder, officer or director, as such, past, present or future, of the Company or of any successor Person, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being hereby expressly waived and released as a condition of, and as a consideration for, the issuance hereof.

The Depositary by acceptance of this global Security agrees that it will not sell, assign, transfer or otherwise convey any beneficial interest in this global Security unless such beneficial interest is in an amount equal to an authorized denomination for Securities of this series.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Indenture.

SCHEDULE E

Form of Note due 2055

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC” OR THE “DEPOSITARY”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY, UNLESS AND UNTIL THIS SECURITY IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM.

No. [ ]	$[ ]

CUSIP No.: 04316J AP4

ISIN: US04316JAP49

Arthur J. Gallagher & Co.

5.550% Senior Notes due 2055

Arthur J. Gallagher & Co., a corporation duly organized and existing under the laws of the State of Delaware (the “Company”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [        ] ($[      ]) on February 15, 2055, and to pay interest on said principal sum from December 19, 2024, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on February 15 and August 15 in each year, commencing August 15, 2025, at the rate of 5.550% per annum until the principal hereof shall have become due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. The interest installment so payable, and punctually paid or duly provided for, on any interest payment date shall, as provided in the Indenture hereinafter referred to, be paid to the person in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be the February 1 or August 1, as the case may be (whether or not a Business Day), next preceding such interest payment date. Any such interest installment not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such regular record date, and may be paid to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered holders of this series of Securities as provided in the Indenture, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months. If interest or principal is payable on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day, as if made on the date such payment was due, and no interest shall accrue on such payment for the period from and after such due date to the date of such payment on the next succeeding Business Day. The principal of and the interest on this Security shall be payable at the office or agency of the Company maintained for that purpose in the City of Chicago, State of Illinois, in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered holder at such address as shall appear in the Security Register. This Security shall not be entitled to any benefit under the Indenture, or be valid or become obligatory for any purpose, until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee.

As used herein, “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the Borough of Manhattan, New York City are authorized or obligated by law or executive order to close.

The provisions of this Security are continued on the reverse side hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

Dated: December 19, 2024

ARTHUR J. GALLAGHER & CO.

By:
Name: Douglas K. Howell
Title: Vice President and Chief Financial Officer

By:
Name: Seth Diehl
Title: Assistant Secretary and Associate General Counsel-Securities, Governance & Risk

[Signature Page Global Note due 2055]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein issued under the within-mentioned Indenture.

Dated: December 19, 2024

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., AS TRUSTEE

By:
Authorized Signatory

[Signature Page Global Note due 2055]

(FORM OF REVERSE OF SECURITY)

This Security is one of a duly authorized series of Securities of the Company, all issued or to be issued in one or more series under and pursuant to an Indenture dated as of May 20, 2021, duly executed and delivered by the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as amended and supplemented (the “Indenture”), to which Indenture reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Securities. By the terms of the Indenture, the Securities are issuable in series which may vary as to amount, date of maturity, rate of interest and in other respects as in the Indenture provided. This Security is one of the series designated on the face hereof (the “Securities”) unlimited in aggregate principal amount.

Beneficial interests in this global Security may be held in minimum denominations of $2,000 and integral multiples of $1,000 in excess of $2,000. This global Security shall be exchangeable for Securities in definitive form registered in the names of persons other than the Depository or its nominee only if the Depository notifies the Company that it is unwilling or unable to continue as the Depositary or if at any time such Depositary is no longer registered as a clearing agency or in good standing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other applicable statute and a successor Depositary is not appointed by the Company within 90 days and the Company executes and delivers to the Trustee an Issuer Order that this global Security shall be so exchangeable. To the extent that this global Security is exchangeable pursuant to the preceding sentence, it shall be exchangeable for Securities registered in such names as the Depositary shall direct. Securities represented by this global Security that may be exchanged for Securities in definitive form under the circumstances described in this paragraph shall be exchangeable only for Securities in definitive form issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess of $2,000. Notwithstanding any other provision herein, this global Security may not be transferred except as a whole by the Depositary to a successor or to a nominee of such Depositary or its successor or by a nominee of such Depositary to such Depositary or its successor or to another nominee of such Depositary or its successor.

In case an Event of Default with respect to the Securities shall have occurred and be continuing, the principal of all of the Securities may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

The provisions of Section 4.03 and Section 4.04 of the Indenture are to apply to the Securities.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, to enter into a supplemental indenture or indentures for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the holders of Securities of such series under the Indenture; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security affected thereby, (1) change the stated maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable thereon, or reduce the amount of the principal of the Security that would be due and payable upon a declaration of acceleration of the maturity thereof, or adversely affect any right of repayment at the option of the holder of any Security, or reduce the amount of, or postpone the date fixed for, the payment of any sinking fund or analogous obligation, or impair the right to commence suit for the enforcement of any such payment on or after the stated maturity thereof (or, in the case of redemption, on or after the Redemption Date), in each case other than the amendment or waiver in accordance with the terms of the Indenture of any covenant or related definition included pursuant to Section 3.01 of the Indenture that provides for an offer to repurchase any Securities of a series upon a sale of assets or change of control transaction, or (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults hereunder and their consequences) provided for in the Indenture, or (3) modify the percentage of Securities required to consent to any such supplemental indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Outstanding Security affected thereby.

The Indenture also contains provisions permitting the holders of not less than a majority in principal amount of Outstanding Securities of any series to waive, on behalf of the holders of all the Securities of such series, any past default under the Indenture with respect to such series and its consequences, except a default (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or (2) in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the holder of each Outstanding Security of such series affected. Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose under the Indenture.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times and place and at the rate and in the money herein prescribed.

The Securities are issuable as registered Securities without coupons.

The Securities shall be in minimum denominations of $2,000 and integral multiples of $1,000 in excess of $2,000. Securities may be exchanged, upon presentation thereof for that purpose, at the office or agency of the Company in the City of Chicago, State of Illinois, for other Securities of authorized denominations, and for a like aggregate principal amount and series, and upon payment of a sum sufficient to cover any tax or other governmental charge in relation thereto.

The Securities may be redeemed, in whole and not in part, at the option of the Company, by providing notice of such redemption to the holders of the Securities, within 30 days following a Transaction Termination Event, at a redemption price equal to 101% of the aggregate principal amount of the Securities, plus accrued and unpaid interest on the Securities, if any, to, but excluding, the redemption date. If within 30 days after the occurrence of a Transaction Termination Event, the Company elects not to redeem the Securities, or if the Company notifies holders of its election to redeem the Securities within such 30-day period but does not consummate the redemption on the date fixed for such redemption, the interest rate on the Securities shall increase by 2.50% beginning on (and including) the first day of the interest period following the interest period in which the Transaction Termination Event occurred until the maturity date of the Securities. If the interest rate on the Securities is increased as described in this paragraph, the term “interest,” as used with respect to the Securities, shall be deemed to include any such additional interest unless the context otherwise requires. Neither the Trustee nor the Paying Agent shall be responsible for monitoring whether the interest rate for the Securities has, or should have, increased, and in all cases, the Trustee shall be fully protected in relying upon notification by the Company to the Trustee of any such change in the interest rate.

A Transaction Termination Event will have occurred if (1) on or prior to March 9, 2026 (the “Transaction Deadline”), (a) the acquisition by the Company of all of the issued and outstanding stock of Dolphin TopCo, Inc. (the “Transaction”) is not consummated, or (b) the Company has publicly announced that the Transaction will not be consummated; or (2) if prior to the Transaction Deadline, the Stock Purchase Agreement, dated as of December 7, 2024 (the “Purchase Agreement”), by and among the Company, The AssuredPartners Group LP and Dolphin TopCo, Inc., is terminated, other than in connection with the consummation of the Transaction, provided, that if the Purchase Agreement is amended to extend the date by which the Transaction must be consummated, the Transaction Deadline will be extended to the same date, but in no event will the Transaction Deadline be extended beyond July 7, 2026. The Trustee shall not be charged with knowledge of, or responsible for monitoring whether, a Transaction Termination Event has occurred.

The Company shall send a notice of redemption to each holder of Securities to be redeemed in connection with a Transaction Termination Event in accordance with the notice delivery procedures of DTC at least 10 days and not more than 60 days prior to the date fixed for redemption, with a copy to the Trustee. Unless the Company defaults on payment of the redemption price, interest shall cease to accrue on the Securities on the redemption date.

The Securities may also be redeemed, in whole at any time or in part from time to time, at the option of the Company, (a) at any time prior to August 15, 2054, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed, and (ii) the sum of the present value of (x) a payment on August 15, 2054 of the principal amount of the Securities to be redeemed and (y) the payment of the remaining scheduled payments through August 15, 2054 of interest on the Securities to be redeemed (exclusive of interest accrued to the date of redemption), discounted to the redemption date, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the applicable Treasury Rate plus 10 basis points, and (b) at any time on or after August 15, 2054, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed, plus, in either case, accrued and unpaid interest, if any, thereon to, but excluding, the redemption date.

“Treasury Rate” means, with respect to any redemption date for the Securities, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate applicable to such redemption shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities— Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the applicable Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to August 15, 2054 (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to August 15, 2054 on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate applicable to such redemption based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, August 15, 2054. If there is no United States Treasury security maturing on August 15, 2054 but there are two or more United States Treasury securities with a maturity date equally distant from August 15, 2054, one with a maturity date preceding such date and one with a maturity date following such date, the Company shall select the United States Treasury security with a maturity date preceding August 15, 2054. If there are two or more United States Treasury securities maturing on August 15, 2054 or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices, expressed as a percentage of principal amount, at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company shall send or electronically deliver a notice of redemption to each holder of Securities to be redeemed in connection with any redemption in accordance with the notice delivery procedures of DTC at least 10 days and not more than 60 days prior to the date fixed for redemption, with a copy to the Trustee. Any notice to holders of Securities to be redeemed pursuant to such a redemption shall include the appropriate calculation of the redemption price, but need not include the redemption price itself. The actual redemption price, calculated as described above, must be set forth in an Officers’ Certificate delivered to the Trustee no later than two business days prior to the redemption date. The Trustee shall have no responsibility for the calculation or determination of the redemption price. Unless the Company defaults on payment of the redemption price, interest shall cease to accrue on the Securities to be redeemed or portions thereof called for redemption. If fewer than all of the Securities are to be redeemed, such Securities shall be selected by lot, or for so long as the Securities are held by DTC (or another depositary), in accordance with the applicable procedures of DTC (or other such depositary). Neither the Trustee nor any registrar shall be liable for any such selection.

Except with respect to redemption following a Transaction Termination Event, notice of any redemption of Securities in connection with a transaction or an event may, at the Company’s discretion, be given prior to the completion or the occurrence thereof. Any redemption or notice may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of a related transaction or event. At the Company’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied, or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the redemption date, or by the redemption date as so delayed. The Company shall provide written notice to the Trustee as soon as practicable but in any event no later than two days prior to the redemption date if any such redemption has been rescinded or delayed, and upon receipt and at the request of the Company, the Trustee shall provide such notice to each holder of the Securities to be redeemed in the same manner in which the notice of redemption was given.

If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Securities as described above, the Company shall make an offer to each holder of the Securities to repurchase all of that holder’s Securities at a repurchase price in cash equal to 101% of the aggregate principal amount of Securities repurchased (such principal amount to be equal to $2,000 or an integral multiple of $1,000 in excess thereof), plus any accrued and unpaid interest on the Securities repurchased to, but excluding, the date of repurchase. Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control, but after the public announcement of the Change of Control, the Company shall send a notice to each holder and the Trustee describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the payment date specified in the notice, which date shall be no earlier than 30 days and no later than 45 days from the date such notice is sent. The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to repurchase is conditioned on the Change of Control Triggering Event occurring on or prior to the payment date specified in the notice.

The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Triggering Event provisions of the Securities, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Triggering Event provisions of the Securities by virtue of such conflict.

On the Change of Control Triggering Event payment date, the Company shall, to the extent lawful (1) accept for payment all Securities or portions of Securities properly tendered pursuant to the Company’s offer; (2) deposit with the Paying Agent an amount equal to the aggregate purchase price in respect of all Securities or portions of Securities properly tendered; and (3) deliver or cause to be delivered to the Trustee, the Securities properly accepted, together with an officers’ certificate stating the aggregate principal amount of Securities being purchased by the Company.

The Paying Agent shall promptly pay, from funds deposited by the Company for such purpose, to each holder of the Securities properly tendered the purchase price for the Securities, and the Trustee shall promptly authenticate and send (or cause to be transferred by book-entry) to each holder a new note equal in principal amount to any unpurchased portion of any Securities surrendered.

The Company shall not be required to make an offer to repurchase the Securities upon a Change of Control Triggering Event if a third party makes an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Securities properly tendered and not withdrawn under its offer.

In addition to the covenants set forth in Article 10 of the Indenture, the Company shall not, and shall not permit any of its subsidiaries to, directly or indirectly, incur or suffer to exist, any Lien, other than a Permitted Lien, securing Debt upon any Capital Stock of any Significant Subsidiary of the Company that is owned, directly or indirectly, by the Company or any of its subsidiaries, in each case whether owned at the date of the original issuance of the Securities or thereafter acquired, unless it has made or will make effective provision whereby the Securities will be secured by such Lien equally and ratably with (or prior to) all other Debt of the Company or any subsidiary secured by such Lien. Any Lien created for the benefit of the holders of the Securities pursuant to the preceding sentence shall provide by its terms that such Lien will be automatically and unconditionally released and discharged upon release and discharge of the Lien.

“Capital Stock” means, with respect to any person, any shares or other equivalents (however designated) of any class of corporate stock or partnership interests or any other participations, rights, warrants, options or other interests in the nature of an equity interest in such person, including, without limitation, preferred stock and any debt security convertible or exchangeable into such equity interest.

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s properties or assets and those of its subsidiaries, taken as a whole, to any “person” or “group” (as those terms are used in Section 13(d) and Section 14(d) of the Exchange Act), other than the Company or one or more of its wholly-owned subsidiaries; (2) the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any person (including any “person” (as that term is used in Section 13(d)(3) of the Exchange Act)) becomes the “beneficial owner” (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of Capital Stock representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of the Company; or (3) the adoption of a plan relating to the liquidation or dissolution of the Company.

Notwithstanding the foregoing, a transaction shall not be deemed to involve a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the voting Capital Stock of such holding company immediately following that transaction are substantially the same as the holders of the voting Capital Stock of the Company immediately prior to that transaction or (B) immediately following that transaction, no person (including any “person” (as that term is used in Section 13(d)(3) of the Exchange Act)) becomes the “beneficial owner” (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of Capital Stock representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Ratings Decline.

“Debt” means (a) the principal of and premium (if any) in respect of any obligation of such person for money borrowed, and any obligation evidenced by the Securities, debentures, bonds or other similar instruments for the payment of which such person is responsible or liable; (b) all obligations of such person as lessee under leases required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles and leases of property or assets made as part of any sale and leaseback transaction entered into by such person; (c) all obligations of such person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such person and all obligations of such person under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); (d) all obligations of such person for the reimbursement of any obligor on any letter of credit, banker’s acceptance or similar credit transaction; (e) all obligations of the type referred to in clauses (a) through (d) of other persons and all dividends of other persons for the payment of which, in either case, such person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any guarantee; (f) all obligations of the type referred to in clauses (a) through (d) of other persons secured by any Lien on any property of such person (whether or not such obligation is assumed by such person); and (g) to the extent not otherwise included in this definition, hedging obligations of such person.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) (or, in each case, if such Rating Agency ceases to rate the Securities for reasons outside the Company’s control, the equivalent investment grade credit rating from any Rating Agency selected by the Company as a replacement Rating Agency).

“Lien” means, with respect to any property of any person, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property (including any capitalized lease obligation, conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing or any sale and leaseback transaction).

“Moody’s” means Moody’s Investors Service Inc., a subsidiary of Moody’s Corporation, and its successors.

“Permitted Lien” means (i) Liens on the Capital Stock of a Significant Subsidiary to secure Debt incurred to finance the purchase price of such Capital Stock; (ii) Liens on the Capital Stock of a Significant Subsidiary existing at the time such person becomes a Subsidiary, provided that any such Lien is not incurred in anticipation of such person becoming a Subsidiary; and (iii) extensions, renewals, refinancings or replacements of any Lien referred to in the foregoing clauses (i) and (ii); provided, however, that any Liens permitted by any of the foregoing clauses (i) and (ii) shall not extend to or cover any additional Capital Stock of a Significant Subsidiary, other than the property that previously secured such Lien.

“Rating Agency” means: (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c) (2) (vi) (F) under the Exchange Act selected by the Company as a replacement agency for Moody’s or S&P, or both, as the case may be.

“Ratings Decline” means at any time during the period commencing on the earlier of, (i) the occurrence of a Change of Control or (ii) public notice of the occurrence of a Change of Control or the intention by the Company to effect a Change of Control, and ending 60 days thereafter (which period shall be extended so long as the rating of the Securities is under publicly announced consideration for a possible downgrade by any of the Rating Agencies) that (a) the rating of the Securities shall be reduced by both Rating Agencies and (b) the Securities shall be rated below Investment Grade by each of the Rating Agencies.

“S&P” means S&P Global Ratings, and its successors.

As provided in the Indenture and subject to certain limitations therein set forth, this Security is transferable by the registered holder hereof on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company in the City of Chicago, State of Illinois, accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Security Registrar duly executed by the registered holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of authorized denominations and for the same aggregate principal amount and series shall be issued to the designated transferee or transferees. No service charge shall be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

Prior to due presentment for registration of transfer of this Security, the Company, the Trustee, any Paying Agent and any Security Registrar for the Securities may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Security shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar for the Securities) for the purpose of receiving payment of or on account of the principal hereof and (subject to Section 3.10 of the Indenture) interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any Paying Agent nor any Security Registrar for the Securities shall be affected by any notice to the contrary.

No recourse shall be had for the payment of the principal of, or the interest on, this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, shareholder, officer or director, as such, past, present or future, of the Company or of any successor Person, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being hereby expressly waived and released as a condition of, and as a consideration for, the issuance hereof.

The Depositary by acceptance of this global Security agrees that it will not sell, assign, transfer or otherwise convey any beneficial interest in this global Security unless such beneficial interest is in an amount equal to an authorized denomination for Securities of this series.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Indenture.